Financial Statements American Republic Variable Annuity Account Year Ended December 31, 2012 With Report of Independent Registered Public Accounting Firm

[ERNST & YOUNG LLP]

American Republic Variable Annuity Account

Financial Statements

Year Ended December 31, 2012

[ERNST & YOUNG LLP]

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners Of American Republic Variable Annuity Account American Republic Insurance Company

We have audited the accompanying statements of assets and liabilities of the subaccounts of American Republic Variable Annuity Account (the Separate Account), comprised of subaccounts as listed in the accompanying statements of assets and liabilities, as of December 31, 2012, the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the fund companies or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of American Republic Variable Annuity Account, at December 31, 2012, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Des Moines, Iowa April 22, 2013

1204-1351919

American Republic Variable Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	Intermediate		Growth and
	Bond	Growth	Income
	Division	Division	Division
Assets
Investments in shares of mutual funds, at fair value	$ 654,368	$ 1,065,723	$ 508,195
Total assets	654,368	1,065,723	508,195

Liabilities	–	–	–
Net assets	$ 654,368	$ 1,065,723	$ 508,195

Net assets
Accumulation units	$ 549,342	$ 1,049,455	$ 472,456
Contracts in annuitization period	105,026	16,268	35,739
Total net assets	$ 654,368	$ 1,065,723	$ 508,195

Investments in shares of mutual funds, at cost	$ 625,596	$ 762,474	$ 506,887
Shares of mutual fund owned	53,201	45,897	24,339

Accumulation units outstanding	17,197	23,679	17,129
Accumulation unit value	$ 31.94	$ 44.32	$ 27.58

Annuitized units outstanding	3,288	367	1,296
Annuitized unit value	$ 31.94	$ 44.32	$ 27.58

See accompanying notes.

American Republic Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2012

Balanced
	International	Wealth
	Growth	Strategy
	Division	Division
Assets
Investments in shares of mutual funds, at fair value	$ 506,483	$ 663,139
Total assets	506,483	663,139

Liabilities	–	–
Net assets	$ 506,483	$ 663,139

Net assets
Accumulation units	$ 484,494	$ 603,869
Contracts in annuitization period	21,989	59,270
Total net assets	$ 506,483	$ 663,139

Investments in shares of mutual funds, at cost	$ 693,845	$ 582,917
Shares of mutual fund owned	29,567	54,715

Accumulation units outstanding	19,598	16,335
Accumulation unit value	$ 24.72	$ 36.97

Annuitized units outstanding	889	1,603
Annuitized unit value	$ 24.72	$ 36.97

See accompanying notes.

American Republic Variable Annuity Account

Statements of Operations

Year Ended December 31, 2012

	Intermediate		Growth and
	Bond	Growth	Income
	Division	Division	Division
Net investment income (loss)
Income:
Dividends	$ 32,429	$ 612	$ 7,971
Expenses:
Mortality and expense risk charge	9,922	15,615	7,480
Net investment income (loss)	22,507	(15,003)	491

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	12,894	78,246	(7,816)
Realized gain distributions	22,029	–	–
Net realized gain (loss) on investments	34,923	78,246	(7,816)

Change in unrealized appreciation/depreciation of investments	(25,332)	64,835	85,977
Increase (decrease) in net assets from operations	$ 32,098	$ 128,078	$ 78,652

See accompanying notes.

American Republic Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2012

		Balanced
	International	Wealth
	Growth	Strategy
	Division	Division
Net investment income (loss)
Income:
Dividends	$ 8,576	$ 13,794
Expenses:
Mortality and expense risk charge	7,722	9,736
Net investment income (loss)	854	4,058

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(93,885)	17,846
Realized gain distributions	–	–
Net realized gain (loss) on investments	(93,885)	17,846

Change in unrealized appreciation/depreciation of investments	159,127	54,334
Increase (decrease) in net assets from operations	$ 66,096	$ 76,238

See accompanying notes.

American Republic Variable Annuity Account

Statements of Changes in Net Assets

	Intermediate
	Bond Division		Growth Division
	Year Ended December 31		Year Ended December 31
	2012	2011	2012	2011
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 22,507	$ 23,930	$ (15,003)	$ (16,055)
Net realized gain (loss) on investments	34,923	42,125	78,246	61,470
Change in unrealized appreciation/
depreciation of investments	(25,332)	(27,610)	64,835	(39,717)
Increase (decrease) in net assets
from operations	32,098	38,445	128,078	5,698

Contract transactions:
Administrative charges	(837)	2,370	(889)	(2,343)
Contract distributions and terminations	(100,309)	(424,234)	(124,020)	(199,729)
Actuarial adjustment in reserves for
currently payable annuity contracts	(11,026)	(5,657)	(3,364)	(2,470)
Decrease in net assets from contract transactions	(112,172)	(427,521)	(128,273)	(204,542)
Total decrease in net assets	(80,074)	(389,076)	(195)	(198,844)

Net assets at beginning of year	734,442	1,123,518	1,065,918	1,264,762
Net assets at end of year	$ 654,368	$ 734,442	$ 1,065,723	$ 1,065,918

See accompanying notes.

American Republic Variable Annuity Account

Statements of Changes in Net Assets (continued)

	Growth and		International
	Income Division		Growth Division
	Year Ended December 31		Year Ended December 31
	2012	2011	2012	2011
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 491	$ (335)	$ 854	$ 9,998
Net realized gain (loss) on investments	(7,816)	(19,254)	(93,885)	(77,919)
Change in unrealized appreciation/
depreciation of investments	85,977	43,865	159,127	(49,227)
Increase (decrease) in net assets
from operations	78,652	24,276	66,096	(117,148)

Contract transactions:
Administrative charges	(390)	(1,587)	(584)	(778)
Contract distributions and terminations	(74,653)	(37,959)	(116,775)	(172,766)
Actuarial adjustment in reserves for
currently payable annuity contracts	(5,215)	(3,761)	(3,497)	(3,356)
Decrease in net assets from contract transactions	(80,258)	(43,307)	(120,856)	(176,900)
Total decrease in net assets	(1,606)	(19,031)	(54,760)	(294,048)

Net assets at beginning of year	509,801	528,832	561,243	855,291
Net assets at end of year	$ 508,195	$ 509,801	$ 506,483	$ 561,243

See accompanying notes.

American Republic Variable Annuity Account

Statements of Changes in Net Assets (continued)

	Balanced Wealth
	Strategy Division
	Year Ended December 31
	2012	2011
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 4,058	$ 8,933
Net realized gain (loss) on investments	17,846	23,554
Change in unrealized appreciation/
depreciation of investments	54,334	(57,445)
Increase (decrease) in net assets
from operations	76,238	(24,958)

Contract transactions:
Administrative charges	(626)	(1,395)
Contract distributions and terminations	(98,188)	(151,956)
Actuarial adjustment in reserves for
currently payable annuity contracts	(7,314)	(59,905)
Decrease in net assets from contract transactions	(106,128)	(213,256)
Total decrease in net assets	(29,890)	(238,214)

Net assets at beginning of year	693,029	931,243
Net assets at end of year	$ 663,139	$ 693,029

See accompanying notes.

American Republic Variable Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies

Organization

American Republic Variable Annuity Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by American Republic Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for individual variable annuity contracts issued by the Company.

At the direction of eligible contract owners, the Account invests in various investment divisions which, in turn, own shares of the following portfolios of the AllianceBernstein Variable Products Series Fund, Inc. (Alliance), an open-end registered investment company (mutual fund) at December 31, 2012:

Division	Invests Exclusively in Shares of

Intermediate Bond	Intermediate Bond Portfolio
Growth	Growth Portfolio
Growth and Income	Growth and Income Portfolio
International Growth	International Growth Portfolio
Balanced Wealth Strategy	Balanced Wealth Strategy Portfolio

Effective April 27, 2012, Alliance terminated the Money Market Portfolio. Prior to that date, and at the instruction of contract owners, assets invested in the Money Market Portfolio were transferred to other available portfolios or liquidated.

American Republic Variable Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

The Company has elected to terminate sales efforts of variable annuities. As a result, the Account is no longer available to new contract owners. Existing contract owners may continue to allocate transfers into the Account.

Investments

Investments are stated at the closing net asset values per share of each of the respective portfolios, which value their investment securities at fair value based on quoted market price. The average cost method is used to determine realized gains and losses and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in additional shares of the underlying mutual fund.

Annuity Reserves

Net assets allocated to contracts in the annuitization (payout) period are computed according to the Individual Annuity Valuation 1983 Table using an assumed interest rate of 4.0%. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

1. Organization and Significant Accounting Policies (continued)

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, authoritative guidance that clarifies and changes fair value measurement and disclosure requirements.  This guidance expands existing disclosure requirements for fair value measurements and includes other amendments but does not require additional fair value measurements.  This guidance was effective for the Account on January 1, 2012.  The adoption did not have a material impact on the financial statements.

2. Fair Values of Financial Instruments

GAAP defines fair value, establishes a framework for measuring fair value and requires disclosures about fair value measurements. Fair value is the price that the Account would receive at the measurement date upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.

A hierarchal framework has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

Assets and liabilities measured and reported at fair value are classified and disclosed in one of the following categories:

•	Level 1 – quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

2. Fair Values of Financial Instruments (continued)

•	Level 3 – significant unobservable inputs (including the Account’s own assumptions in determining the fair value of investments).

The valuation techniques used by the Account to measure fair value during the year ended December 31, 2012, maximized the use of observable inputs and minimized the use of unobservable inputs.

The Account’s investments in mutual funds included in the Statements of Assets and Liabilities are measured using quoted market prices in active markets for identical investments, and are therefore classified as Level 1.

Transfers between fair value hierarchy levels are recognized at the beginning of the period in which the transfer occurs.  There were no transfers between any levels during the year ended December 31, 2012.

3. Expenses and Related-Party Transactions

Mortality and expense risks assumed by the Company are compensated for by a charge equivalent to an annual rate of 1.40% of the total net assets of each division.

An annual contract administration charge of $30 is deducted on the last valuation date of each calendar year, upon full withdrawal of a contract’s value or upon commencement of annuity payments if such withdrawal is made or annuity payments commence prior to the last valuation date of the year. A transfer charge of $10 will be imposed on each transfer between divisions of the account in excess of six in any one calendar year. However, the Company has waived this charge until further notice. An early withdrawal charge may be imposed in the event of withdrawal of any portion of the contract value or upon annuitization. The early withdrawal charge is 5% of the amount withdrawn for purchase payments made within five years prior to the date of withdrawal. A withdrawal transaction charge of $10 will be imposed on each withdrawal in excess of three per calendar year.

American Republic Variable Annuity Account

Notes to Financial Statements (continued)

4. Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is currently being made to the Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

5. Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments by division were as follows during the year ended December 31, 2012:

Division	Cost of Purchases	Proceeds From Sales

Intermediate Bond	$194,871	$262,508
Growth	132,554	275,831
Growth and Income	161,364	241,130
International Growth	67,266	187,266
Balanced Wealth Strategy	113,017	215,088

6. Changes in Units Outstanding

Transactions in units were as follows for each of the years ended December 31:

	2012			2011
Division	Purchased	Redeemed	Net Decrease	Purchased	Redeemed	Net Decrease

Intermediate Bond	34,980	38,536	(3,556)	2,075	16,707	(14,632)
Growth	34,165	37,127	(2,962)	813	5,798	(4,985)
Growth and Income	29,735	32,729	(2,994)	1,584	3,459	(1,875)
International Growth	31,354	36,729	(5,375)	848	7,688	(6,840)
Balanced Wealth Strategy	26,538	29,603	(3,065)	990	7,036	(6,046)

American Republic Variable Annuity Account

Notes to Financial Statements (continued)

7. Unit Values

The following is a summary of units outstanding, unit values, and net assets at

December 31, 2012, 2011, 2010, 2009, and 2008, and investment income ratios, expense ratios, and total return ratios for the years then ended:

					Ratio of
					Expenses
			Net	Investment	to Average
		Unit	Assets	Income	Net	Total
Division	Units	Value	(000s)	Ratio (1)	Assets (2)	Return (3)

Intermediate Bond
2012	20,485	$31.94	$654	7.73%	1.40%	4.56%
2011	24,041	30.55	734	4.44	1.40	5.16
2010	38,674	29.05	1,124	5.67	1.40	7.68
2009	44,857	26.98	1,210	3.80	1.40	16.86
2008	62,177	23.09	1,435	2.40	1.40	(7.68)
Growth
2012	24,046	$44.32	$1,066	0.06%	1.40%	12.30%
2011	27,008	39.47	1,066	–	1.40	(0.17)
2010	31,993	39.53	1,265	0.28	1.40	13.46
2009	40,403	34.84	1,408	–	1.40	31.38
2008	48,313	26.52	1,281	–	1.40	(43.28)
Growth and Income
2012	18,425	$27.58	$508	1.50%	1.40%	15.88%
2011	21,419	23.80	510	1.33	1.40	4.84
2010	23,294	22.70	529	–	1.40	11.52
2009	26,238	20.36	534	4.18	1.40	19.14
2008	28,532	17.09	488	2.14	1.40	(41.44)

American Republic Variable Annuity Account

Notes to Financial Statements (continued)

7. Unit Values (continued)

					Ratio of
					Expenses
			Net	Investment	to Average
		Unit	Assets	Income	Net	Total
Division	Units	Value	(000s)	Ratio (1)	Assets (2)	Return (3)

International Growth
2012	20,487	$24.72	$506	1.58%	1.40%	13.92%
2011	25,862	21.70	561	2.89	1.40	(17.02)
2010	32,703	26.15	855	2.01	1.40	11.33
2009	36,221	23.49	851	4.75	1.40	37.64
2008	42,541	17.01	726	–	1.40	(49.56)
Balanced Wealth Strategy
2012	17,938	$36.97	$663	1.99%	1.40%	12.04%
2011	21,004	33.00	693	2.53	1.40	(4.16)
2010	27,050	34.43	931	2.65	1.40	9.08
2009	30,960	31.56	977	1.09	1.40	23.14
2008	40,404	25.63	1,036	5.62	1.40	(31.44)

(1)
These amounts represent the dividends, excluding distributions of capital gains, received by the Division, from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Division invests.

(2)
These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)
These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued.  During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

[ERNST & YOUNG LLP]